GOLDMAN SACHS TRUST

Class A, Class C, Institutional,
Class IR and Class R Shares of the
Goldman Sachs U.S. Equity Fund
(the “Fund”)

Supplement dated September 14, 2010 to the
Prospectus dated November 24, 2009 (the “Prospectus”)

The following replaces in its entirety the “Portfolio Managers” subsection in the “Goldman Sachs U.S. Equity Fund—Summary—Portfolio Management” section of the Prospectus:

Portfolio Managers: Steven M. Barry, Portfolio Manager has managed the Fund since 2010; John Arege, Portfolio Manager has managed the Fund since 2009; and Stephen E. Becker, Portfolio Manager has managed the Fund since 2009.

The following replaces in its entirety the “Service Providers— Fund Managers” section of the Prospectus:

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Steven M. Barry Managing Director Chief Investment Officer, Fundamental Equity Co-Chief Investment Officer, Growth Equity	Portfolio Manager— U.S. Equity	Since 2010	Mr. Barry joined the Investment Adviser as a portfolio manager in 1999. Mr. Barry became Chief Investment Officer of Fundamental Equity in 2009. From 1988 to 1999, he was a portfolio manager at Alliance Capital Management.

John Arege, CFA Vice President	Portfolio Manager— U.S. Equity	Since 2009	Mr. Arege is a Portfolio Manager for the Fund and Member of the U.S. Equity Investment Committee. He is also a Portfolio Manager on the U.S. Value Team. Mr. Arege joined the Investment Adviser in 2006. From 1999 to 2006 he worked at Merrill Lynch Investment Managers where he was a senior analyst on the Value team.

Stephen E. Becker, CFA Vice President	Portfolio Manager— U.S. Equity	Since 2009	Mr. Becker is a Portfolio Manager for the Fund and Member of the U.S. Equity Investment Committee. He is also a Portfolio Manager for the Growth Team. Mr. Becker joined the Investment Adviser in July 1999.

Steve Barry, Chief Investment Officer of Fundamental Equity, John Arege and Steven Becker make up the U.S. Equity Investment Committee. Mr. Arege also serves as a portfolio manager on the Value Team and Mr. Becker also serves as a portfolio manager on the Growth Team. Being embedded on the research teams gives them access to the current investment opinions and ideas generated by their respective teams. Each portfolio manager selects investment ideas from their respective teams and contributes them to the Fund. The Investment Committee members are ultimately accountable for all portfolio construction decisions for the Fund and determine the appropriate weight for each investment. The Investment Committee evaluates the portfolio of the Fund, ensures that active weights accurately reflect current research opinions, manages risk relative to the S&P 500 Index and monitors portfolio characteristics.

For information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, see the SAI.

This Supplement should be retained with your Prospectus for future reference.

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USEQPMSTK 9-10